HARSCO CORPORATION		Exhibit 21
Subsidiaries of Registrant

Subsidiary	Country of Incorporation	Ownership Percentage

Harsco Metals Argentina S.A.	Argentina	100%
Harsco (Australia) Pty. Limited	Australia	100%
Harsco Industrial Air-X-Changers Pty. Ltd.	Australia	80%
Harsco Metals Australia Pty. Ltd.	Australia	100%
Harsco Metals Australia Holding Investment Co. Pty. Ltd.	Australia	100%
Harsco Rail Pty. Ltd.	Australia	100%
Harsco Minerals Austria GmbH	Austria	100%
Harsco Metals AluServ Middle East W.L.L.	Bahrain	65%
Harsco Belgium S.P.R.L.	Belgium	100%
Harsco Metals Belgium S.A.	Belgium	100%
Harsco Metals Emirates Partnership	Belgium	65%
Harsco Rail Emirates Maatschap/Societe de Droit Commun	Belgium	100%
Harsco Brazil Investments BVBA	Belgium	100%
Harsco Chile Investments BVBA	Belgium	100%
Harsco (Bermuda) Limited	Bermuda	100%
Harsco do Brasil Participacoes e Servicos Siderurgicos Ltda.	Brazil	100%
Harsco Metals Limitada	Brazil	100%
Harsco Minerais Limitada	Brazil	100%
Harsco Canada Corporation Societe Harsco Canada	Canada	100%
Harsco Canada General Partner Limited	Canada	100%
Harsco Canada Limited Partnership	Canada	100%
Harsco Nova Scotia Holding Corporation	Canada	100%
Infrastructure Canada ULC	Canada	100%
SGB Overseas Limited	Channel Islands-Jersey	100%
Harsco Metals Chile S.A.	Chile	100%
Harsco Metals (Ningbo) Co. Ltd.	China	70%
Harsco Metals Tangshan Co. Ltd.	China	100%
Harsco Metals Zhejiang Co. Ltd.	China	80%
JiangSu Harsco Industrial Grating Company Limited	China	70%
Shanxi TISCO-Harsco Technology Co., Ltd.	China	60%
Harsco APAC Rail Machinery (Beijing) Co., Ltd.	China	100%
Harsco Infrastructure Equipment Leasing (Beijing) Co. Ltd.	China	100%
Harsco Technology China Co., Ltd.	China	100%
Harsco Industrial Grating China Holding Company Limited	China	70%
Harsco Infrastructure CZ s.r.o	Czech Republic	100%
Harsco Metals Czech s.r.o.	Czech Republic	65%
Harsco Metals CZ s.r.o	Czech Republic	100%
Hunnebeck Middle East FZE	Dubai	100%
Harsco Infrastructure for Scaffolding and Formwork S.A.E.	Egypt	98.85%
Harsco Metals Egypt L.L.C.	Egypt	100%
Heckett Bahna Co. For Industrial Operations S.A.E.	Egypt	65%
Heckett MultiServ Bahna S.A.E.	Egypt	65%
Slag Processing Company Egypt (SLAR) S.A.E.	Egypt	60%
MultiServ Oy	Finland	100%
Harsco Metals BC Nord S.A.S.	France	100%

HARSCO CORPORATION		Exhibit 21
Subsidiaries of Registrant

Subsidiary	Country of Incorporation	Ownership Percentage
Harsco Metals Evulca Sud S.A.S.	France	100%
Harsco Metals France S.A.S.	France	100%
Harsco Metals Industries S.A.S.	France	100%
Harsco Metals Logistique et Services Specialises S.A.S.	France	100%
Harsco Metals Mill Services S.A.S.	France	100%
Harsco Metals Solomat Industrie S.A.S.	France	100%
Harsco Metals Sud S.A.S.	France	100%
Harsco Minerals France S.A.S.	France	100%
Harsco France S.A.S.	France	100%
Harsco Minerals Deutschland GmbH	Germany	100%
Harsco Rail Europe GmbH	Germany	100%
Harsco (Gibraltar) Holding Limited	Gibraltar	100%
Alexandros International Ltd	Greece	100%
Harsco Metals Guatemala S.A.	Guatemala	100%
Harsco Infraestructure Honduras, S.A.	Honduras	100%
Harsco China Holding Company Limited	Hong Kong	100%
Harsco Industrial Grating China Holding Co. Ltd.	Hong Kong	70%
Harsco India Metals Private Limited	India	99.99%
Harsco India Private Ltd.	India	90.82%
Harsco India Services Private Ltd.	India	100%
Harsco Metals Italia S.R.L.	Italy	100%
Ilserv S.R.L.	Italy	65%
Harsco Metals Nord Italia S.R.L.	Italy	100%
Harsco Infrastructure Baltics S.I.A.	Latvia	100%
Harsco Luxembourg S.a.r.l	Luxembourg	100%
Harsco Metals Luxembourg S.A.	Luxembourg	100%
Harsco Metals Luxequip S.A.	Luxembourg	100%
Excell Americas Holdings Ltd S.a.r.L.	Luxembourg	100%
Harsco Americas Investments S.a.r.l.	Luxembourg	100%
Harsco International Finance S.a.r.l.	Luxembourg	100%
Harsco Industrial IKG de Mexico, S.A. de C.V.	Mexico	100%
Harsco Metals de Mexico S.A. de C.V.	Mexico	100%
Irving, S.A. de C.V.	Mexico	100%
Harsco Asia Investment B.V.	Netherlands	100%
Harsco Asia China Investment B.V.	Netherlands	100%
Harsco Asia Pacific Investment B.V.	Netherlands	100%
GasServ (Netherlands) VII B.V.	Netherlands	100%
Harsco (Mexico) Holdings B.V.	Netherlands	100%
Harsco Infrastructure B.V.	Netherlands	100%
Harsco Infrastructure Construction Services B.V.	Netherlands	100%
Harsco Infrastructure Logistic Services B.V.	Netherlands	100%
Harsco International Finance B.V.	Netherlands	100%
Harsco Investments Europe B.V.	Netherlands	100%
Harsco Metals Holland B.V.	Netherlands	100%
Harsco Metals Transport B.V.	Netherlands	100%

HARSCO CORPORATION		Exhibit 21
Subsidiaries of Registrant

Subsidiary	Country of Incorporation	Ownership Percentage
Harsco Metals Oostelijk Staal International B.V.	Netherlands	100%
Harsco Minerals Europe B.V.	Netherlands	100%
Harsco Nederland Slag B.V.	Netherlands	100%
Heckett MultiServ China B.V.	Netherlands	100%
Heckett MultiServ Far East B.V.	Netherlands	100%
MultiServ International B.V.	Netherlands	100%
Slag Reductie (Pacific) B.V.	Netherlands	100%
Slag Reductie Nederland B.V.	Netherlands	100%
Harsco (Peru) Holdings B.V.	Netherlands	100%
Harsco Europa B.V.	Netherlands	100%
Harsco Finance B.V.	Netherlands	100%
Harsco Metals SteelServ Limited	New Zealand	50%
Harsco Infrastructure Norge A.S.	Norway	100%
Harsco Metals Norway A.S.	Norway	100%
Financo S.A.	Panama	100%
Patent Panama S.A.	Panama	100%
Harsco Metals Peru S.A.	Peru	100%
Harsco Metals Polska SP Z.O.O.	Poland	100%
Harsco Infrastructure Portugal Ltda.	Portugal	100%
Harsco Metals CTS Prestacao de Servicos Tecnicos e Aluguer de Equipamentos LDA Unipessoal	Portugal	100%
Harsco Metals Romania S.R.L.	Romania	100%
Harsco Baroom Ltd.	Saudi Arabia	51%
Harsco Metals Saudi Arabia Ltd.	Saudi Arabia	55%
Harsco Metals D.O.O. Smederevo	Serbia	100%
Harsco Infrastructure Slovensko s.r.o.	Slovak Republic	100%
Harsco Metals Slovensko s.r.o.	Slovak Republic	100%
Harsco Minerali d.o.o.	Slovenia	100%
Harsco Metals RSA Africa (Pty.) Ltd.	South Africa	100%
Harsco Metals South Africa (Pty.) Ltd.	South Africa	100%
Harsco Metals SRH Mill Services (Pty.) Ltd.	South Africa	100%
Harsco Metals SteelServ (Pty.) Ltd.	South Africa	100%
Harsco Metals Ilanga Pty. Ltd.	South Africa	100%
Harsco Metals Gesmafesa S.A.	Spain	100%
Harsco Metals Iberica S.A.	Spain	100%
Harsco Metals Intermetal S.A.	Spain	100%
Harsco Metals Lycrete S.A.	Spain	100%
Harsco Metals Reclamet S.A.	Spain	100%
Excell Africa Holdings, Ltd.	St. Kitts & Nevis	100%
Harsco Infrastructure Sverige A.B.	Sweden	100%
Harsco Metals Sweden A.B.	Sweden	100%
Harsco Metals (Thailand) Company Ltd.	Thailand	100%
Harsco Sun Demiryolu Ekipmanlari Uretim Ve Ticaret Limited Sirketi	Turkey	51%

HARSCO CORPORATION		Exhibit 21
Subsidiaries of Registrant

Subsidiary	Country of Incorporation	Ownership Percentage
Faber Prest Limited	U.K.	100%
Fourninezero Ltd.	U.K.	100%
Harsco (U.K.) Limited	U.K.	100%
Harsco (UK) Group Ltd	U.K.	100%
Harsco (UK) Holdings Ltd	U.K.	100%
Harsco (York Place) Limited	U.K.	100%
Harsco Fairerways Limited Partnership	U.K.	100%
Harsco Fairestways Limited Partnership	U.K.	100%
Harsco Fairways Partnership	U.K.	100%
Harsco Higherlands Limited Partnership	U.K.	100%
Harsco Highestlands Limited Partnership	U.K.	100%
Harsco Infrastructure Group Ltd.	U.K.	100%
Harsco Infrastructure Middle East Ltd.	U.K.	100%
Harsco Infrastructure Services Ltd.	U.K.	100%
Harsco Investment Ltd.	U.K.	100%
Harsco Leatherhead Limited	U.K.	100%
Harsco Metals 385 plc	U.K.	100%
Harsco Metals Group Limited	U.K.	100%
Harsco Metals Holdings Limited	U.K.	100%
Harsco Mole Valley Limited	U.K.	100%
Harsco Rail Limited	U.K.	100%
Harsco Surrey Limited	U.K.	100%
MultiServ Investment Limited	U.K.	100%
SGB Investments Ltd.	U.K.	100%
Short Brothers (Plant) Ltd.	U.K.	100%
Harsco Global Sourcing Limited	U.K.	100%
Harsco Environmental Services Limited	U.K.	100%
Harsco Defense Holding, LLC	U.S.A.	100%
Harsco Holdings, Inc.	U.S.A.	100%
Harsco Infrastructure Holdings, Inc.	U.S.A.	100%
Harsco Metals ARI LLC	U.S.A.	100%
Harsco Metals BRI LLC	U.S.A.	100%
Harsco Metals ECR LLC	U.S.A.	100%
Harsco Metals GLRS LLC	U.S.A.	100%
Harsco Metals Holding LLC	U.S.A.	100%
Harsco Metals Intermetal LLC	U.S.A.	100%
Harsco Metals Investment LLC	U.S.A.	100%
Harsco Metals Operations LLC	U.S.A.	100%
Harsco Metals SRI LLC	U.S.A.	100%
Harsco Metals VB LLC	U.S.A.	100%
Harsco Minerals Briquetting LLC	U.S.A.	100%
Harsco Minerals KY LLC	U.S.A.	100%
Harsco Minerals PA LLC	U.S.A.	100%
Harsco Minerals Technologies LLC	U.S.A.	100%
Harsco Minnesota Finance, Inc.	U.S.A.	100%

HARSCO CORPORATION		Exhibit 21
Subsidiaries of Registrant

Subsidiary	Country of Incorporation	Ownership Percentage
Harsco Minnesota LLC	U.S.A.	100%
Harsco Technologies LLC	U.S.A.	100%
Harsco Industrial Hammco LLC	U.S.A.	100%
Harsco Metals Ukraine L.L.C.	Ukraine	100%
Quebeisi SGB L.L.C.	United Arab Emirates	49%

Companies in which Harsco Corporation does not exert management control are not consolidated. These companies are listed below as unconsolidated entities.

Company Name	Country of Incorporation	Ownership Percentage

Phooltas Harsco Rail Solutions Private Limited	India	40%
P.T. Purna Baja Heckett	Indonesia	40%